UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 9, 2006
______________________
STEELCASE INC.

Michigan	1-13873	38-0819050
(State of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address of principal executive offices)		(Zip code)
(616) 247-2710
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
SIGNATURE

ITEM 7.01. Regulation FD Disclosure
On November 9, 2006, at 10:00 a.m. EST, Steelcase Inc.’s chief financial officer, David C. Sylvester, and James P. Keane, president, Steelcase group are scheduled to participate at the UBS Building & Building Products CEO Investor Conference in New York. A link to the audio webcast of the conference will be available on the Company’s website at www.steelcase.com/ir on November 9, 2006, and a replay of the webcast will be available until December 11, 2006. The Company’s supporting presentation slides will be available on the Company’s website before the market opens on November 9, 2006, and may also be accessed until December 11, 2006.
The information furnished pursuant to this Current Report on Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.
Date: November 9, 2006	/s/ David C. sylvester
David C. Sylvester
Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)